                                                                 Exhibit 23.1


                             REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10KSB into the Company's previously filed Registration Statement File No.333-88641.

ARTHUR ANDERSEN LLP

Richmond, Virginia
April 11, 2000